UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

The Kraft Heinz Company

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

THE KRAFT HEINZ COMPANY 200 EAST RANDOLPH ST. SUITE 7600 CHICAGO, IL 60601

Your Vote Counts!

THE KRAFT HEINZ COMPANY

2025 Annual Meeting – May 8, 2025
Vote by 11:59 p.m. Eastern Time on May 7, 2025.
For shares held in a Kraft Heinz retirement plan account,
vote by 11:59 p.m. Eastern Time on May 5, 2025.

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You invested in THE KRAFT HEINZ COMPANY and it’s time to vote!

You have the right to vote on proposals being presented at the 2025 Annual Meeting of Stockholders (“Annual Meeting”). This is an important notice regarding the availability of proxy materials for the Annual Meeting, to be held on Thursday, May 8, 2025.

Get informed before you vote

View the Notice of Annual Meeting, 2025 Proxy Statement, and 2024 Annual Report online OR you can receive a free email or paper copy of the proxy materials by requesting prior to April 24, 2025. If you would like to view the proxy materials online, have the control number that is printed in the box below and go to www.proxyvote.com. If you would like to request an email or paper copy of the proxy materials for this and/or future stockholder meetings, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639, or (3) send a blank email to sendmaterial@proxyvote.com with your control number (indicated below) in the subject line. There is no charge for requesting a copy. Unless requested, you will not otherwise receive an email or paper copy.

For complete information and to vote, visit www.proxyvote.com
Control #

Smartphone Users Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 8, 2025
11:00 a.m. Eastern Time

Virtually at:
www.virtualshareholdermeeting.com/KHC2025

The Annual Meeting will be held via live webcast. To attend, have the control number that is printed in the box above, go to www.virtualshareholdermeeting.com/KHC2025, and follow the instructions.

*	You can also vote by mail by requesting a paper copy of the proxy materials, which includes a proxy card.

Vote at www.proxyvote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the complete proxy materials that are available to you on the Internet. You may view the proxy materials online at ir.kraftheinzcompany.com/proxy, scan the QR code on the reverse side, or request an email or paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Items			Board Recommends
Company Proposals
1.	Election of Directors
	1a.	Carlos Abrams-Rivera	For
	1b.	Humberto P. Alfonso	For
	1c.	John T. Cahill	For
	1d.	Lori Dickerson Fouché	For
	1e.	Diane Gherson	For
	1f.	Timothy Kenesey	For
	1g.	Alicia Knapp	For
	1h.	Elio Leoni Sceti	For
	1i.	James Park	For
	1j.	Miguel Patricio	For
	1k.	John C. Pope	For
	1l.	Debby Soo	For
2.	Advisory vote to approve executive compensation.		For
3.	Ratification of the selection of PricewaterhouseCoopers LLP as our independent auditors for 2025.		For
Stockholder Proposals
4.	Stockholder Proposal - Report on recyclability claims, if properly presented.		Against
5.	Stockholder Proposal - Report on plastic packaging, if properly presented.		Against
6.	Stockholder Proposal - Adopt policy on independent board chair, if properly presented.		Against
The proxies are authorized to vote, in their discretion, on any other matters that may come before the Annual Meeting or any adjournment or postponement thereof.

Want to support our sustainability efforts? While voting on www.proxyvote.com, be sure to click “Delivery Settings”.

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